UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Dynex Capital, Inc.

(Name of Registrant as Specified in Its Charter)

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NNNNNNNNNNNN +Dynex Capital, Inc. C 1234567890IMPORTANT ANNUAL MEETING INFORMATION 000004NNNNNNENDORSEMENT_LINE______________ SACKPACK_____________NNNNNNNNNMR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6Vote by Internet• Go to www.envisionreports.com/DYNX• Or scan the QR code with your smartphone • Follow the steps outlined on the secure websiteShareholder Meeting Notice 1234 5678 9012 345Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 17, 2016Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, 2015 Annual Report to Shareholders and other proxy materials are available at:www.envisionreports.com/DYNXWhen you go online to view materials, you can also vote your shares.Step 1: Go to www.envisionreports.com/DYNX to view the materials.Easy OnlineAccess —AConvenient Way to View Proxy Materials and VoteStep 2: Click on Cast Your Vote or Request Materials.Step 3: Follow the instructions on the screen to log in.Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 29, 2016 to facilitate timely delivery.COY +02BK7B

Shareholder Meeting NoticeDear Dynex Capital, Inc. Shareholder:The 2016 Annual Meeting of Shareholders of Dynex Capital, Inc. (the “Company”) will be held at the offices of Troutman Sanders LLP, 15th Floor, located at 1001 Haxall Point, Richmond, Virginia, on Tuesday, May 17, 2016, at 8:30 a.m. (local time).Proposals to be considered at the Annual Meeting by holders of Common Stock:1. Election of seven (7) directors of the Company (Thomas B. Akin, Byron L. Boston, Michael R. Hughes, Barry A. Igdaloff, Valerie A. Mosley, Robert A. Salcetti, and James C. Wheat, III), to hold office until the next annual meeting and until their successors are elected and duly qualified;2. Approval, in an advisory and non-binding vote, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement;3. Ratification of selection of BDO USA, LLP, independent certified public accountants, as auditors for the Company for the 2016 fiscal year; and4. Transact such other business as may properly come before the meeting or any adjournment thereof.The Board of Directors recommends that you vote FOR the election of each of the nominees for director, FOR the advisory approval of the compensation of the Company’s named executive officers and FOR the ratification of the selection of the independent certified public accountants for the 2016 fiscal year.The Board of Directors has fixed the close of business on March 14, 2016 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or by telephone, in each case after accessing the proxy materials online, or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.Directions to the Dynex Capital, Inc. 2016 Annual MeetingDirections to attend the Annual Meeting, where you may vote in person, can be found on our website, www.dynexcapital.com under Investor Relations/Proxy Materials, or may be obtained by calling Investor Relations at (804) 217-5897.Here’s how to order a copy of the proxy materials and select a future delivery preference:Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/DYNX. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Dynex Capital, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 29, 2016.02BK7B